SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2006


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       001-11777              77-0227341
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


             1528 Moffett Street
             Salinas, California                                 93905
    (Address of principal executive offices)                  (Zip Code)


                                 (831) 753-6262
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02:   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

            On September 5, 2006, Mr. Jim Williams resigned his position as President, Chief Executive Officer and a member of the Board of Directors of Monterey Gourmet Foods, Inc. effective immediately. The press release issued on September 5, 2006 announcing his resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            On September 4, 2006, the Board of Directors of the Company appointed Eric Eddings as President and Chief Executive Officer of Monterey Gourmet Foods effective September 5, 2006.

            Since April 2006, Mr. Eddings, age 46, has been the President of the Natural Foods Division of Monterey Gourmet Foods, previously Mr. Eddings was the Chief Operating Officer and minority shareholder of CIBO Naturals, LLC which he and his associates purchased in June, 2002. CIBO Naturals was acquired by Monterey Gourmet Foods in January 2004 and later became part of the Natural Foods Division of Monterey Gourmet Foods. Prior to his employment with CIBO Naturals, Mr. Eddings was the Vice President Wholesale/Plant operations of Tully's Coffee Corporation in Seattle Washington. Mr. Eddings also has previously worked for Dreyers Grand Ice Cream, Haagen - Dazs Company and Frito Lay, Inc. Mr. Eddings has a Masters of Business Administration degree from the University of Redlands and a Bachelors of Arts degree in Business Administration from California State University at Fullerton.

            The Company and Mr. Eddings expect to enter into an employment agreement which will be filed as an amendment to this Report.

            There are no family relationships between Mr. Eddings and any director or executive officer of the Company. On September 5, 2006, the Company issued a press release announcing the appointment of Mr. Eddings. A copy of the press release is hereby incorporated by reference and attached hereto as Exhibit 99.1.


            Effective September 5, 2006, the Board of Directors of the Company appointed Mr. Eric Eddings to fill the existing vacancy on the Board of Directors. Mr. Eddings fills a vacancy in a class of directors that will stand for re-election at the Company's next Annual Meeting of Stockholders. There have been no related party transactions between the Company and Mr. Eddings. Mr. Eddings will not serve on any committees of the Board of Directors, the policy of which is to appoint only outside directors of the Company to serve on committees of the Board.


Item 9.01: Financial Statements and Exhibits

         (c) Exhibits

             99.1 Press release dated September 5, 2006, issued by Monterey Gourmet Foods, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MONTEREY GOURMET FOODS, INC.


Date: September 11, 2006                        By: /s/ SCOTT S. WHEELER
                                                    ----------------------------
                                                    Scott S. Wheeler
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT           DESCRIPTION
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99.1     Press release dated September 5, 2006, issued by Monterey Gourmet
         Foods, Inc.

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